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        SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT
        ---------------------------------------

     THIS AGREEMENT entered into this 20th day of May, 1998 by and between Jefferson Savings and Loan Association (the
"Association"), Jefferson Savings Bancorp, Inc. (the
"Corporation"), and David V. McCay (the "Employee").

     WHEREAS, the Corporation, the Association and the Employee have previously entered into an employment agreement, dated
November 9, 1993 (the "Employment Agreement"), which provides for certain benefits to be paid to the Employee if he is terminated in connection with a change in control of the Corporation or the Association; and

     WHEREAS, the parties desire to amend the provisions of the Employment Agreement relating to the benefits paid to the Employee in the event of such a change in control.

     NOW, THEREFORE, it is agreed that, effective May 20, 1998, the Employment Agreement will be amended as follows:

                         I.

     Paragraph (a) of Section 11 of the Employment Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

          "11. Change in Control.
               -----------------
          (a) Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Corporation or the Association, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twelve (12) months after any change in control of the Association or the Corporation, the Employee shall be paid an amount equal to the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. Said sum shall be paid in one lump sum within ten (10) days of such termination. The term "change in control" shall mean:

          (i) the acquisition, other than from the Association or the Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
          Act) of 25% or more of either the then outstanding shares of Common Stock of the Association or the Corporation or the combined voting power of the then outstanding voting securities of the Association or the Corporation entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Association or the Corporation or any subsidiaries in which the Association or the Corporation own, directly or indirectly, a proprietary interest of more than 50% (the "Subsidiaries"), or any employee benefit plan (or related trust) of the Association or the Corporation or their Subsidiaries;
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          (ii) individuals who, as of the date hereof,
          constitute the Board of Directors (the "Incumbent Board") of the Association or the Corporation cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Association's or the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Association or the Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (iii) approval by the stockholders of the Association or the Corporation of a reorganization, merger or consolidation of the Association or the Corporation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Association or the Corporation immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 65% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Association or the Corporation or of the sale or other disposition of all or substantially all of the assets of the Association or the Corporation.

          (iv) the acquisition and exercise of a controlling influence over the management or policies of the Association or the Corporation by any person or by persons acting as a group within the meaning of
          Section 13(d) of the Securities Exchange Act of 1934."

                         II.

     The following new paragraph (d) is hereby added to Section
11 of the Employment Agreement:

          "(d) No later than the earlier of (i) sixty (60) days following delivery of the notice of employment termination by the Employee or the Association or the Corporation pursuant to the terms of this Agreement, or (ii) ten (10) days prior to the due date of the Employee's federal income tax return (without extension), the Association and the Corporation at their expense shall obtain and deliver to the Employee an opinion from their legal counsel (which

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     opinion shall be supported by an opinion of the
     Association's or the Corporation's accountant and shall be acceptable to the Employee and his attorneys and accountants) setting out whether, and to what extent, amounts or benefits payable to the Employee, pursuant to the Agreement or otherwise, are subject to any excise tax or similar tax pursuant to Sections 280G and 4999 of the Code, or any successor or other comparable federal, state or local tax laws. If any amounts or benefits payable to the Employee, pursuant to this Agreement or otherwise, are determined as provided above to be subject to any such excise or similar tax, the Association and the Corporation shall immediately pay to the Employee such additional sum as is necessary (after taking into account all federal, state and local income taxes payable by the Employee as a result of the receipt of such additional sum) (the "gross up payment") to place the Employee in the same after-tax position he would have been in had no such excise or similar purpose tax been paid or incurred. In the event of a subsequent controversy (including audit, administrative appeal or litigation) with the Internal Revenue Service (the "IRS"), or any state or local authority with respect to any excise or similar tax pursuant to Sections 280G and 4999 of the Code, or any successor or other comparable federal, state or local tax laws, the Association and the Corporation shall promptly reimburse the Employee for any legal and accounting fees incurred by the Employee with respect to such controversy, and shall promptly pay to the Employee an additional gross-up payment as described above if additional excise or similar taxes pursuant to Section 280G and 4999 of the Code, or any successor or other comparable federal, state or local tax laws are subsequently determined to be due and payable, which additional gross-up payment shall include reimbursement for any interest expense and penalties payable to any taxing authority which is attributable to any increased excise or similar taxes pursuant to Sections 280G and 4999 of the Code and related legal or accounting fees. If the Employee is subject to an audit by the IRS or any state or local authority, the Employee shall give prompt notice thereof to the Corporation and the Association. In such an event, the Corporation or the Association shall provide legal representation at audit, administrative appeal and in litigation on the Employee's behalf with respect to any such action with an attorney reasonably acceptable to the Employee; provided, however, the Employee's counsel shall be kept advised of all proceedings and shall be permitted to participate therein and the Employee shall be entitled to reimbursement as provided above with respect to the fees and expenses of his counsel. Notwithstanding the foregoing, no settlement shall be agreed to or otherwise permitted with respect to any such audit without the prior written consent of the Employee."

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     IN WITNESS WHEREOF, the parties have executed this
Agreement on the day and year first herein above written:

ATTEST:                      JEFFERSON SAVINGS AND LOAN
                             ASSOCIATION



/s/                          By:/s/ Frank C. Bick
----------------------          -----------------------
Secretary                       Director


ATTEST:                      JEFFERSON SAVINGS BANCORP, INC.


/s/                          By:/s/ Frank C. Bick
----------------------          -----------------------
Secretary                       Director


WITNESS:


/s/                          By: /s/ David V. McCay
----------------------          -----------------------
Secretary                       Employee

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